SUBSEQUENT EVENTS	3 Months Ended	12 Months Ended
	May 31, 2017	Feb. 28, 2017
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

Celgene Research Agreement

On June 16, 2017, the Company received payment of approximately $243,000 from Celgene for satisfactory completion of the second milestone pursuant to the Research Agreement between the parties.

Private Placement

On June 23, 2017, pursuant to the initial closing of a private placement, the Company issued an aggregate of 359,348 shares of common stock and approximately 229,363.2 shares of Series A-2 Preferred, convertible into 2,293,632 shares of common stock and repriced an aggregate of 474,829 warrants, for an aggregate purchase price of approximately $2.14 million. After deducting placement agent fees and other offering expenses, the Company received net proceeds of approximately $2.0 million. Additionally, in connection with the private placement, the Company will issue an aggregate of 136,830 placement agent warrants with a term of five years, an exercise price equal to $1.27 per share, and a cashless exercise provision.

Effective May 24, 2017, Paul Billings, M.D., Ph.D. was appointed as a member of our board of directors.